UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2008

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholder is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ING Clarion Real Estate Income Fund
Letter to Shareholders ï

Dear Shareholder:

The following is the 2008 annual report for the ING Clarion Real Estate Income Fund (the “Fund”).

Performance Review

2008 was an extraordinarily challenging year. Real estate stocks as measured by the NAREIT Equity REIT Index(1) suffered their worst year ever as equity markets plunged. Real estate stocks fell -38% in 2008, including a drop of -39% in the fourth quarter. There were no safe havens as real estate stocks declined in all property types. Real estate fixed income securities also performed poorly last year. The BBB/BB CMBS Index(2) declined -64% last year including a collapse of -49% in the fourth quarter. REIT preferred stocks fared better, but the MS REIT Preferred Index(3) still declined -19% for the year (including -24% in the last 6 months).

The NAV return of the Fund was down -56.8% for the year. The market return (change in share price plus dividends) was down -63.6% as the discount to NAV widened to -25% by year-end.

Leverage was a significant factor in the Fund’s poor NAV results. Since inception, the Fund has used leverage (principally in the form of Auction Rate Preferred Stock (“ARPS”) to enhance its income characteristics. In stable markets, leverage has the ability to increase income for common shareholders (by earning a spread over the cost of leverage) with negligible impacts on NAV. However, leverage magnifies the effect of rising or falling markets. We made several efforts to proactively reduce the Fund’s leverage during the year through partial ARPS redemptions. In March, we were one of the first Funds to announce a partial redemption of $40 million after the ARPS market “froze” and the required dividend costs rose sharply. We redeemed another $30 million in November after having raised cash in September and October before the significant stock price declines experienced towards the end of the year. However, even as we redeemed large amounts of ARPS the subsequent market price declines returned leverage as a ratio of the Fund’s remaining asset value to pre-redemption levels. We even held large cash positions in the last four months of the year. Our returns on gross assets invested were actually better than the -40% decline of a blended “benchmark” of 60% real estate stocks, 20% BBB/BB CMBS and 20% REIT preferred stock. However, with leverage of over 40% through the significant declines in the fourth quarter, the decline in gross asset value was magnified by about 1.75 times at the NAV level.

In November, we lowered the Fund’s dividend to a monthly rate of $0.045 per share (or $0.54 annualized). From the beginning of the year, we indicated that the Fund’s dividend was being reviewed by the Board. After several years of significant special dividends and declines in stock prices that began in 2007, it was apparent that the dividend was sustainable only with continued realization of gains imbedded in the portfolio. Dividends paid prior to the announced reduction were justified based on the level of dividends we were receiving on our portfolio investments and realized gains from sales of our investments made earlier in the year. However, the magnitude of the large declines in the market value of our investments in the last few months of 2008 and the loss of imbedded gains in the portfolio made it necessary to reset the dividend to a level in line with the income generating capability of the now smaller fund. The Board reset the dividend with consideration of a de-leveraging strategy and without reliance on harvesting capital gains.

We have tried to be proactive in our communications to our shareholders in these difficult times. We held our first all-shareholder conference call in November which attracted over 250 live participants and was downloaded over 1200 times from our website.

Portfolio Review

The portfolio is well diversified by property type and geography as shown in the two pie charts below. One notable change in the portfolio was the increase in Preferred stock to 18% at year end. In this market, we consider the risk-reward ratio of many REIT preferreds to be attractive. Yields are above 10% for most of our holdings offering an attractive spread to common stock dividend yields despite a more senior position in the capital structure of the company’s balance sheet. Another change worth comment is our significant reduction in fixed income securities to only 2% of the portfolio. CMBS securities are plagued by a plethora of sellers in an illiquid market. The “blow out” in spreads is more an unwarranted reaction to the fact that holders of these securities do not control their own destinies. There is significant confusion about how defaults and loan workouts will be handled in these mortgage pools. These concerns are particularly acute in the lower-rated bonds, which has been the type of securities we have targeted for investment. Accordingly, we felt it necessary to reduce our exposure to fixed income to only a negligible part of the portfolio.

(1)	The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(2)	The BBB/BB CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.
(3)	The MS REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

Annual Report ï December 31, 2008 ï 1

ING Clarion Real Estate Income Fund ï Letter to Shareholders continued

* Cash is invested in a money market fund

Perhaps the most notable change in the portfolio was the substantial increase in our cash position to 21% at year end. We continued to build that cash position in the new year to enable us to accomplish the full redemption of ARPS announced in January. Given the continuing volatility in the market and the uncertain economic environment, the Board and manager have opted to redeem the last of the ARPS in early 2009 and eliminate the structural use of leverage. Instead, we will run the Fund with only tactical use of leverage. This move should allow us to mitigate the magnifying effects of volatile markets on NAV changes while preserving the ability to use low cost borrowings occasionally to enhance income and total returns for the Fund’s common shareholders. The portfolio is positioned to maintain the dividend paying capability of the Fund and to reduce NAV volatility due to leverage effects.

As of the end of the year, the Fund’s NAV had declined to $70.2 million, which is down significantly from the levels at inception in 2003. The board will be looking at ways to improve the Fund’s future viability and expense structure given the diminished scale, including consideration of all strategic alternatives.

Market Commentary

Challenges will continue in 2009. The economic outlook is not good. Real estate fundamentals are softening as a result of the weakening economy. We expect the news flow to get worse in terms of private market real estate in 2009, which will affect the mood about real estate in general. Therefore, it may be difficult for real estate stocks to mount a sustainable and meaningful rally early in the year. We expect volatility to stay with us for the early part of the year ... and we will continue to look for ways to exploit “Mr. Market’s” manic-depressive behavior to our shareholders’ advantage.

The consensus is for the U.S. economy to be in recession in 2009, possibly the most severe recession seen in several decades. If the Federal Reserve and the government remain vigilant and committed to mitigating the effects of the present financial crisis, we expect the basis for a recovery to be established in late 2009 or early 2010. Real estate stock prices already incorporate a fairly pessimistic view of the economy, thereby mitigating further downside.

Real estate stocks have priced in a 30%-35% reduction in U.S. commercial real estate values, which overshoots our anticipated 25% reduction. Real estate stocks offer investors an ability to buy real estate now at prices which may not be available in the private market for another 12-24 months, if ever. We have taken our estimates of gross asset values down approximately 25% from peak levels. Our NAV estimates are considerably more conservative than the valuations reported in indices of private market real estate values (e.g., NCREIF) or those reflected in many real estate private equity open- and closed-end real estate funds. The public markets have discounted a more pessimistic outcome. At the end of 2008, the average discount to our significantly reduced estimates of NAV was approximately 10%. Though we expect the private market indices and real estate funds to report declining values through 2009, we believe our NAVs should prove to be a reasonable gauge of value. Accordingly, it appears to us that real estate stocks offer some compelling value.

A stronger listed real estate market is emerging. These difficult times will force the marginal companies from the market. Some companies may prove too leveraged or too weak to survive another tough real estate cycle. The Darwinian process of the “survival of the fittest” will create the basis for the next leg of growth of the listed sector. We believe that the surviving real estate companies from this cycle are going to become some of the opportunistic buyers capitalizing on the distress of forced sellers. This should lead to outsized earnings growth and good total returns. The returns of U.S. REITs during the period from 1991 to 1997 were VERY COMPELLING, averaging 16% per annum. History shows that REITs can be a very good way to play the upcycles and, generally, as a good way to play the real estate asset class over the long term.

(4)	Percentages presented are based on managed fund assets and are subject to change.
(5)	Represents allocation to REIT Common Stock and Preferred Shares only.

2 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund ï Letter to Shareholders continued

Investors’ appreciation for liquid forms of real estate investing will increase demand for real estate stocks again. Real estate investors coming out of this market experience are going to want to have more-liquid options for investing in real estate rather than less-liquid options. The pain that private equity real estate investors are feeling and are going to feel over the next year or so, as they try to get their money out of open-end funds with long queues or by selling real estate assets into markets with no bidders, is going to highlight some of the disadvantages of private real estate. Though the volatility of listed real estate is attracting negative attention, investors may very well accept more volatility if it means real liquidity.

This bear market is deeper than and nearly as long as any of the previous declines in real estate stocks and may have run its course. We are now 2 years into this bear market for real estate stocks. The rolling twelve month returns stocks as of the end of last November was -49%, more than double the largest 12-month draw-down observed in the bear markets of the last 15 to 20 years, including the early 90’s when real estate went through what some have labeled a depression for our industry. After each of the previous troughs, there has usually followed a period of improving performance, sometimes significant. We do know from the historical data that REITs have never had negative returns for three calendar years in a row. Past is not always prologue, especially in these challenging times, but history at least gives us some reason for hope for a better year ahead!

Real estate companies’ dividends look attractive. Relative to government bonds, dividend yields are offering spreads well above average in every market near peak spread levels observed over the last 20 years in most regions. Even relative to the corporate bond market, REIT dividend yields are trading at spreads much more attractive than the long-term averages. Though we expect modest earnings declines for real estate companies in 2009, we expect the decline to moderate in 2010. The downturn in the economy will put pressure on real estate companies’ earnings, but the effect will be lagged and muted because of the contracts/leases which are in place.

We believe there are continuing merits of a closed end fund with a high income focus. The closed end format allows us to hold high income investments like REIT preferreds in a much higher proportion than would be advisable in an open-end fund. We can also maintain low cash balances to maximize income per share. By changing our leverage policy to be more tactical than strategic, we think it will be possible to mitigate the negative effects of leverage in volatile markets without compromising the ability to enhance income and capital appreciation through prudent tactical use of leverage. Even without leverage, we believe the Funds’ portfolio can generate an attractive yield on NAV (and share price) for our continuing shareholders.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson
President and
Chief Executive Officer

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Annual Report ï December 31, 2008 ï 3

ING Clarion Real Estate Income Fund
Portfolio of Investments ï December 31, 2008

		Market
Shares		Value

	Long-Term Investments – 134.7%
	Common Stock – 100.3%
	Real Estate Investment Trusts (“REIT”) – 100.3%
303,200	BioMed Realty Trust, Inc.	$3,553,504
23,400	Boston Properties, Inc.	1,287,000
462,553	Brandywine Realty Trust	3,566,284
166,400	Camden Property Trust	5,214,976
90,000	CBL & Associates Properties, Inc.	585,000
50,000	Cedar Shopping Centers, Inc.	354,000
20,000	Entertainment Properties Trust	596,000
314,200	Extra Space Storage, Inc.	3,242,544
10,800	Federal Realty Investment Trust	670,464
120,000	Hospitality Properties Trust	1,784,400
175,500	Host Hotels & Resorts, Inc.	1,328,535
87,600	Kilroy Realty Corp.	2,931,096
250,600	Kimco Realty Corp.	4,580,968
130,000	Kite Realty Group Trust	722,800
174,210	Liberty Property Trust	3,977,214
100,000	Macerich Co. (The)	1,816,000
145,000	Mack-Cali Realty Corp.	3,552,500
193,100	National Retail Properties, Inc.	3,319,389
274,900	OMEGA Healthcare Investors, Inc.	4,390,153
145,000	ProLogis	2,014,050
77,900	Regency Centers Corp.	3,637,930
216,000	Senior Housing Properties Trust	3,870,720
29,500	Simon Property Group, Inc.	1,567,335
131,500	SL Green Realty Corp.	3,405,850
79,800	Sovran Self Storage, Inc.	2,872,800
13,700	Taubman Centers, Inc.	348,802
198,100	UDR, Inc.	2,731,799
21,920	Ventas, Inc.	735,854
85,000	Weingarten Realty Investors	1,758,650

	Total Common Stock (cost $103,140,761)	70,416,617

	Preferred Stock – 31.7%
	Real Estate Investment Trusts (“REIT”) – 31.7%
80,000	Apartment Investment & Management Co., Series V	1,099,200
80,000	BioMed Realty Trust, Inc., Series A	1,129,600
51,000	CBL & Associates Properties, Inc., Series C	408,000
65,000	Cedar Shopping Centers, Inc.	902,200
200,000	Corporate Office Properties Trust, Series J	3,478,000
50,000	First Industrial Realty Trust, Inc.	500,000
20,000	Glimcher Realty Trust, Series F	135,000
85,000	Glimcher Realty Trust, Series G	529,550
150,000	iStar Financial, Inc., Series F	570,000
122,600	Innkeepers USA Trust, Series C	214,550
170,000	LaSalle Hotel Properties, Series B	2,210,000
76,800	LaSalle Hotel Properties, Series E	989,952
118,600	National Retail Properties, Inc., Series C	1,956,900
80,000	PS Business Parks, Inc., Series O	1,360,000
129,000	Public Storage, Series I	2,844,450
80,000	Public Storage, Series K	1,760,000
80,000	SL Green Realty Corp., Series C	1,175,200
120,000	Strategic Hotels & Resorts, Inc., Series B	522,000
90,900	Strategic Hotels & Resorts, Inc., Series C	386,325
50,500	W2007 Grace Acquisition I, Inc., Series C	63,125

	Total Preferred Stock (cost $47,621,895)	22,234,052

Principal
Amount

	Mortgage-Related Securities – 2.4%
	CS First Boston Mortgage Securities Corp.
$2,000,000	Series 2002-CP3, Class J
	6.00%, 7/15/35 (a)	180,000
3,500,000	Series 2002-CP3, Class K
	6.00%, 7/15/35 (a)	273,000
2,000,000	Series 2003-C5, Class K
	5.23%, 12/15/36 (a)	136,000
2,000,000	Series 2003-C5, Class L
	5.23%, 12/15/36 (a)	100,000
1,250,000	Credit Suisse Mortgage Capital Certificates,
	Series 2007-C2, Class N
	5.19%, 1/15/49 (a)	32,500
2,600,000	DLJ Commercial Mortgage Corp.,
	Series 1998-CF1, Class B7
	6.41%, 2/18/31 (a)	104,000
1,000,000	GS Mortgage Securities Trust Commercial Mortgage Pass-Through Certificates
	Series 2006-GG6, Class P
	5.23%, 4/10/38 (a)	15,000
3,250,000	J.P. Morgan Chase Commercial Mortgage Securities Corp.,
	Series 2002-C3, Class J
	5.06%, 7/12/35 (a)	35,100
1,000,000	Lehman Brothers Commercial Conduit Mortgage Trust,
	Series 2007-C3, Class J
	6.13%, 7/15/17 (a)	35,000
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L
	4.93%, 4/15/35 (a)	271,432

See notes to financial statements.

4 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund ï Portfolio of Investments continued

Principal		Market
Amount		Value

	Mortgage-Related Securities (continued)
$4,000,000	Series 2003-C7, Class L
	5.44%, 10/15/35 (a)	$236,400
3,800,000	Series 2003-C8, Class K
	5.03%, 11/15/35 (a)	252,700

	Total Mortgage-Related Securities (cost $22,984,538)	1,671,132

	Corporate Bonds – 0.3%
1,650,000	Ashton Woods USA LLC
	9.50%, 10/01/15 (cost $1,663,320) (c)	247,500

	Total Long-Term Investments – 134.7% (cost $175,410,514)	94,569,301

Shares

	Short-Term Investments – 34.6%
	Money Market Fund – 34.6%
$24,290,477	The Bank of New York Cash Reserve Fund (cost $24,290,477)	$24,290,477

	Total Investments – 169.3% (cost $199,700,991)	118,859,778
	Other Assets less Liabilities – 1.9%	1,333,514
	Preferred Shares, at redemption value – (71.2)%	(50,000,000)

	Net Assets Applicable to Common Shares – 100.0% (b)	$70,193,292

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to $1,671,132 or 2.4% of net assets.

(b)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

(c)	Bond is in default and did not meet its covenants. Bond is still traded by brokers and is valued using input from broker bids at December 31, 2008.

See notes to financial statements.

Annual Report ï December 31, 2008 ï 5

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities ï December 31, 2008

Assets
Investments, at value (cost $199,700,991)	$118,859,778
Dividends and interest receivable	1,423,564
Other assets	84,082

Total Assets	120,367,424

Liabilities
Management fee payable	60,425
Dividends payable — preferred shares	25,322
Accrued expenses and other liabilities	88,399

Total Liabilities	174,146

Preferred Shares, at redemption value
$0.001 par value per share; 2,000 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net Assets Applicable to Common Shares	$70,193,278

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 15,012,818 shares issued and outstanding	$15,013
Additional paid-in capital	185,650,061
Distributions in excess of net investment income	(25,322)
Accumulated net realized loss on investments and swap contracts	(34,605,261)
Net unrealized depreciation on investments	(80,841,213)

Net Assets Applicable to Common Shares	$70,193,278

Net Asset Value Applicable to Common Shares
(based on 15,012,818 common shares outstanding)	$4.68

See notes to financial statements.

6 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund
Statement of Operations ï For the Year Ended December 31, 2008

Investment Income
Dividends	$14,796,930
Interest	2,355,877

Total Investment Income		$17,152,807

Expenses
Management fees	1,998,826
Auction agent fees — preferred shares	217,782
Legal fees	135,313
Printing and mailing fees	113,621
Administration fees	60,812
Trustees’ fees and expenses	47,892
Audit fees	44,350
Transfer agent fees	42,103
NYSE listing fee	23,750
Insurance fees	21,365
Custodian fees	18,604
Rating agency fees	12,200
Interest expense on line of credit	6,057
Miscellaneous expenses	22,667

Total Expenses		2,765,342
Management fee waived		(570,119)

Net Expenses		2,195,223

Net Investment Income		14,957,584

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investments		(26,662,204)
Swap contracts		(915,034)

Total Net Realized Loss		(27,577,238)

Net change in unrealized appreciation/depreciation on:
Investments		(81,083,077)
Swap contracts		148,410

Total Net Change in Unrealized Appreciation/Depreciation		(80,934,667)

Net Loss on Investments and Swap Contracts		(108,511,905)

Dividends and Distributions on Preferred Shares from
Net investment income		(1,322,091)
Capital gains		(1,635,209)

Dividends and distributions on preferred shares		(2,957,300)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(96,511,621)

See notes to financial statements.

Annual Report ï December 31, 2008 ï 7

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares ï

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$14,957,584	$16,959,836
Net realized gain (loss) on investments and swap contracts	(27,577,238)	9,387,283
Net change in unrealized appreciation/depreciation on investments and swap contracts	(80,934,667)	(96,733,531)
Dividends and distributions on Preferred Shares from net investment income and capital gains	(2,957,300)	(6,652,715)

Net decrease in net assets applicable to Common Shares resulting from operations	(96,511,621)	(77,039,127)

Dividends and Distributions on Common Shares
Distribution of net investment income	(7,587,584)	(4,855,769)
Distribution of capital gains	(9,747,647)	(23,045,896)
Distribution of return of capital	(1,262,774)	(7,388,845)

Total dividends and distributions on Common Shares	(18,598,005)	(35,290,510)

Capital Share Transactions
Reinvestment of dividends	707,096	1,641
Offering expenses in connection with the issuance of Preferred Shares	—	(235,605)

Net increase (decrease) from capital share transactions	707,096	(233,964)

Net Decrease in Net Assets	(114,402,530)	(112,563,601)

Net Assets Applicable to Common Shares
Beginning of year	184,595,808	297,159,409

End of year (net of distributions in excess of net investment income of $25,322 and $323,260, respectively)	$70,193,278	$184,595,808

See notes to financial statements.

8 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund
Statement of Cash Flows ï  For the Year Ended December 31, 2008

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(96,511,621)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on swap contracts	(148,410)
Net change in unrealized appreciation/depreciation on investments	81,083,077
Net accretion of bond discount and amortization of bond premium	(189,466)
Net realized gain on investments	26,662,204
Cost of long-term securities purchased	(30,598,689)
Proceeds from sale of long-term securities	120,722,246
Net purchase of short-term securities	(24,290,477)
Decrease in dividends and interest receivable	1,557,410
Decrease in receivable for investment securities sold	3,945,760
Increase in other assets	(1,952)
Decrease in accrued expenses and other liabilities	(39,500)
Decrease in management fee payable	(101,297)
Decrease in payable for investment securities purchased	(2,838,560)

Net Cash Provided by Operating and Investing Activities	79,250,725

Cash Flows From Financing Activities:
Reinvestment of dividends	707,096
Cash distributions paid on common shares	(18,598,005)
Cash paid for the redemption of preferred shares	(70,000,000)
Decrease in dividends payable — preferred shares	(293,538)

Net Cash Used in Financing Activities	(88,184,447)

Net decrease in cash	(8,933,722)

Cash at Beginning of Year	8,933,722

Cash at End of Year	$0

See notes to financial statements.

Annual Report ï December 31, 2008 ï 9

ING Clarion Real Estate Income Fund
Financial Highlights ï

	For the	For the	For the	For the	For the
Per share operating performance for a Common Share	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout the period	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of year	$12.34	$19.87	$17.85	$17.76	$15.53

Income from investment operations
Net investment income(1)	1.00	1.13	1.20	1.15	0.96
Net realized and unrealized gain (loss) on investments and swap contracts	(7.22)	(5.84)	4.48	0.97	2.60
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.20)	(0.44)	(0.36)	(0.24)	(0.11)

Total from investment operations	(6.42)	(5.15)	5.32	1.88	3.45

Dividends and Distributions on Common Shares
Net investment income	(0.52)	(0.33)	(0.59)	(0.64)	(0.77)
Capital gains	(0.64)	(1.54)	(2.15)	(0.65)	(0.32)
Return of capital	(0.08)	(0.49)	(0.56)	(0.50)	(0.13)

Total dividends and distributions to Common Shareholders	(1.24)	(2.36)	(3.30)	(1.79)	(1.22)

Offering expenses in connection with the issuance of Preferred Shares	—	(0.02)	—	—	—

Net asset value, end of year	$4.68	$12.34	$19.87	$17.85	$17.76

Market value, end of year	$3.51	$11.18	$20.23	$15.39	$16.32

Total investment return(2)
Net asset value	(56.77)%	(27.78)%	31.02%	11.25%	23.38%
Market value	(63.55)%	(35.13)%	56.33%	5.57%	17.77%

Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$70,193	$184,596	$297,159	$264,918	$263,483
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.47%	1.40%	1.54%	1.25%	1.32%
Net expenses, before fee waiver+	1.85%	1.77%	1.90%	1.61%	1.68%
Net expenses, after the fee waiver excluding interest on line of credit+	1.47%	1.22%	1.13%	1.14%	1.28%
Net expenses, before fee waiver excluding interest on line of credit+	1.85%	1.59%	1.49%	1.50%	1.65%
Net investment income, after preferred share dividends	8.05%	3.95%	4.29%	5.17%	5.37%
Preferred share dividends	1.98%	2.55%	1.82%	1.40%	0.70%
Net investment income, before preferred share dividends+	10.03%	6.50%	6.11%	6.57%	6.07%
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.93%	0.94%	1.08%	0.87%	0.90%
Net expenses, before fee waiver+	1.17%	1.19%	1.33%	1.12%	1.15%
Net expenses, after fee waiver excluding interest on line of credit+	0.93%	0.82%	0.79%	0.79%	0.88%
Net expenses, before fee waiver excluding interest on line of credit+	1.17%	1.07%	1.04%	1.04%	1.13%
Net investment income, after preferred share dividends	5.10%	2.65%	3.00%	3.61%	3.67%
Preferred share dividends	1.26%	1.71%	1.27%	0.97%	0.49%
Net investment income, before preferred share dividends+	6.36%	4.36%	4.27%	4.58%	4.16%
Portfolio turnover rate	14.08%	35.46%	22.78%	19.61%	21.90%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$50,000	$120,000	$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	$60,097	$63,457	$95,752	$88,076	$87,734

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

10 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund
Notes to Financial Statements ï December 31, 2008

1.	Fund Organization
ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and ING Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor”). The Trust commenced operations on September 16, 2003.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2008 in valuing the Trust’s investments carried at value:

Fair Value Measurements at December 31, 2008 Using

		Quoted Prices in	Significant	Significant
		Active Market for	Other Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Investments in Securities	$118,859,778	$94,707,094	$24,152,684	$—

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is

Annual Report ï December 31, 2008 ï 11

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

As of December 31, 2008, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Fund acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4.	Investment Management Agreement and Other Affiliated Agreements
The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of the preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for 0.20% for an additional four years (through September, 2012). For the year ended December 31, 2008, the Trust incurred management fees of $1,428,707, which are net of $570,119 in management fees waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”) formerly known as The Bank of New York. Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

12 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

5.	Portfolio Securities
For the year ended December 31, 2008, there were purchases and sales transactions (excluding short-term securities) of $30,598,689 and $120,722,246, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2008, the adjustments were to increase additional paid-in capital by $1,362,152, increase accumulated net realized loss on investments by $4,387,819 and decrease undistributed net investment income by $5,749,971 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October capital losses of $34,605,261 during 2008.

Information on the tax components of net assets as of December 31, 2008 is as follows:

Undistributed
Cost of			Net Tax		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Depreciation	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Differences	Capital Loss)

$199,700,991	$4,031,105	$(84,872,318)	$(80,841,213)	$(25,322)	$(34,605,261)

For the years ended December 31, 2008 and 2007, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $8,909,675 and $11,508,484 of ordinary income, $11,382,856 and $23,045,896 of long-term capital gain and $1,262,774 and $7,388,845 of return of capital, respectively.

7.	Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $50,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2008, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings within the year ended December 31, 2008, was $214,554 with a related weighted average interest rate of 2.82%. The maximum amount outstanding within the year ended December 31, 2008, was $2,717,400.

8.	Capital
The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust issued 59,149 and 99 common shares in 2008 and 2007, respectively. At December 31, 2008, the Trust had outstanding common shares of 15,012,818 with a par value of $0.001 per share. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

Annual Report ï December 31, 2008 ï 13

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. On January 17, 2007, the Trust issued 600 shares of Preferred Shares Series M for approximately $14,764,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares, each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and has seniority over common shares.

An existing owner of preferred shares may sell, transfer or dispose of shares only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the preferred shares that are the subject of their submitted sell orders only if there are bidders willing to purchase those shares in the auction. An auction fails when there are an insufficient number of bidders. The governing documents creating each series of preferred shares provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the governing documents if sufficient clearing bids for the preferred shares are not received in the current auction. Beginning in February 2008, sufficient clearing bids were not received for all series of preferred shares outstanding in the Trust, and therefore, the maximum rates were declared on the respective preferred shares series. A failed auction is not a default. Dividends continue to be paid on the preferred shares at the maximum rate rather than an auction rate. The preferred shares continue to be rated Aaa by Moody’s Investor Services and AAA by Fitch. At December 31, 2008, the Trust has met certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to preferred shares set forth in the Investment Company Act of 1940, as amended.

On March 10, 2008, the Trust redeemed 200 shares of Preferred Shares Series M7 and 1,400 shares of Preferred Shares Series W28. On November 4, 2008, the Trust redeemed 150 shares of Preferred Shares Series M7 and 1,050 shares of Preferred Shares Series W28, respectively.

For the year ended December 31, 2008, the annualized dividend rates ranged from:

	High	Low	At December 31, 2008

Series M7	5.45%	0.31%	0.31%
Series W28	5.51	0.99	0.99

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Subsequent Events

On January 28, 2009, the Board of Trustees announced the issuance of a notice of redemption with respect to the Trust’s outstanding auction-rate preferred securities. Following the completion of the redemptions, 100% of the auction-rate preferred securities will have been redeemed. The redemption payments are scheduled to occur from late February to early-March depending on the series of preferred stock.

In January and February 2009, the Trust disposed of all of its mortgage-related and corporate bond investments. The proceeds from the sale of the mortgage-related securities were $3.7 million and the proceeds from the sale of the corporate bond were $322k.

At a Meeting on February 5, 2009, the Board of Trustees approved the merger of the Trust with the ING Clarion Global Real Estate Income Fund (IGR) (the “Reorganization”), subject to the satisfaction of applicable regulatory requirements and the conditions precedent set forth in the Agreement and Plan of Reorganization between the Trust and IGR (including without limitation the receipt by the Trust of an opinion of counsel to the effect that the Reorganization meets the requirements of a tax-free reorganization under the Internal Revenue Code). The Reorganization requires the approval of a majority of the Trust’s outstanding shares. The Board of Trustees has authorized a special meeting of the Trust’s shareholders for this purpose, although the date for such meeting has not yet been established. Although the Board of Trustees has approved it, the Reorganization may not occur if the Trust’s shareholders do not approve it or if another condition precedent is not met.

14 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund
Report of Independent Registered Public Accounting Firm ï

To the Shareholders and Board of Trustees of
ING Clarion Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Clarion Real Estate Income Fund at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2009

Annual Report ï December 31, 2008 ï 15

ING Clarion Real Estate Income Fund
Supplemental Information ï (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $39,216 was received by the Trust through December 31, 2008. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.90% of ordinary income distributions for the year ended December 31, 2008 qualified for the corporate dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

Corporate Governance
The Fund’s audit committee charter and nominating committee charter are available on its website at www.ingclarionres.com, and the charters are also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2008 to the New York Stock Exchange (“NYSE”) on June 9, 2008 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Trustees
The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex
Name, Address	and Length of		During The Past	Overseen	Other Directorships
and Age	Time Served(1)	Title	Five Years	by Trustee	Held by Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 49	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 65	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 53	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006 -present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

16 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund ï Supplemental Information continued

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex
Name, Address	and Length of		During The Past	Overseen	Other Directorships
and Age	Time Served(1)	Title	Five Years	by Trustee	Held by Trustee

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).
.
John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/4 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc., (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer as Class I Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Sutton and Bartholdson as Class III Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Officers
The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of	the Past Five Years and
with Registrant	Time Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 31 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 40 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report ï December 31, 2008 ï 17

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan ï (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

18 ï Annual Report ï December 31, 2008

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Annual Report ï December 31, 2008 ï 19

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20 ï Annual Report ï December 31, 2008

ING Clarion Real Estate Income Fund
           Fund Information ï

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272
www.ingclarionres.com

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. A revised Code of Ethics was, however, adopted by the Board of Trustees on February 18, 2009.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2008: $28,000
2007: $27,000
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:
2008: $0

2007: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2008: $10,400
2007: $6,325
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2008: $0
2007: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 are as follows:
2008: $133,284
2007: $130,737
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.

Item 6. Investments.
(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	T. Ritson Ferguson Managing Director and Chief Investment Officer 16 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Steven D. Burton Managing Director and Lead Global Portfolio Manager 13 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Joseph P. Smith Managing Director and Portfolio Manager 18 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Daniel Heflin President , Chief Executive Officer and Senior Portfolio Manager, ING Clarion Capital 22 years Experience during past 5 years has been with ING Clarion Capital

Stephen Baines Chief Investment Officer and Senior Portfolio Manager, ING Clarion Capital 25 years Experience during past 5 years has been with ING Clarion Capital
Other Accounts Managed (as of December 31, 2008). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, L.P.’s (the “Advisor”) other accounts or ING Clarion Capital (the “Sub-Advisor”) accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Managed with	Managed with
Name of Portfolio		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
T. Ritson Ferguson	Registered Investment Companies	24	$8,293,000,000	1	$125,400,000
	Other Pooled Investment Vehicles	16	$866,600,000	11	$600,300,000
	Other Accounts	72	$1,655,800,000	3	$218,600,000

Steven D. Burton	Registered Investment Companies	22	$7,742,300,000	1	$125,400,000
	Other Pooled Investment Vehicles	3	$125,600,000	0	$0
	Other Accounts	55	$1,266,800,000	2	$194,000,000

Joseph P. Smith	Registered Investment Companies	20	$7,894,500,000	1	$125,400,000
	Other Pooled Investment Vehicles	16	$866,600,000	11	$600,300,000
	Other Accounts	66	$1,626,600,000	3	$218,600,000

Daniel Heflin	Registered Investment Companies	2	$220,000,000	0	$0
	Other Pooled Investment Vehicles	8	$3,720,000,000	3	$1,350,000,000
	Other Accounts	5	$564,400,000	0	$0

Stephen Baines	Registered Investment Companies	2	$220,000,000	0	$0
	Other Pooled Investment Vehicles	8	$3,720,000,000	3	$1,350,000,000
	Other Accounts	5	$564,400,000	0	$0
Potential Conflicts of Interest. The Advisor does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
     The Advisor will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Trust and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Trust to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
     Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2008.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$100,000 — $500,000
Steven D. Burton	$0 — $10,000
Joseph P. Smith	$0 — $10,000
Daniel Heflin	$0 — $10,000
Stephen Baines	$0 — $10,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.
(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Real Estate Income Fund
By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer

Date: March 6, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer

Date: March 6, 2009

By:	/s/ Jonathan A. Blome
	Name:	Jonathan A. Blome
	Title:	Chief Financial Officer

Date: March 6, 2009